UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number:  811-09160


 ALLIANCEBERNSTEIN HIGH YIELD FUND, INC.


(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)


Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end: September 30, 2006

Date of reporting period: March 31, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.

AllianceBernstein High Yield Fund


Semi-Annual Report
March 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered
-----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-----------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


May 22, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein High Yield Fund (the "Fund") for the semi-annual reporting period ended March 31, 2006.

Investment Objective and Policies

This open-end fund seeks to provide investors with a high total return by maximizing total returns from price appreciation and income. The Fund invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Fund invests in a diversified mix of high yield, below investment-grade debt securities, known as "junk bonds". The Fund may invest in debt securities with a range of maturities from short- to long-term.

Investment Results

The table on page 4 shows the Fund's performance compared to its new benchmark, the Lehman Brothers (LB) U.S. High Yield -2% Issuer Cap Index and its old benchmark, the Credit Suisse First Boston High Yield (CSFBHY) Index for the six- and 12-month periods ended March 31, 2006. The Fund's benchmark was changed because the Fund's Global Credit Investment Team (the "team") believes the LB Index, in general, is more representative of the overall high yield marketplace. This particular capped or constrained LB Index limits an issuer's index percentage to 2% and will allow the team to moderate the Fund's exposure to individual issuers without creating excessive deviations from the benchmark index.

The Fund underperformed its new and old benchmarks, the LB U.S. High Yield -2% Issuer Cap Index and the CSFBHY Index, respectively, for both the six- and 12-month periods ended March 31, 2006. The Fund's individual security selection, particularly within the cable, paper/packaging, financial and health care sectors, detracted from relative performance for both the six- and 12-month periods. The Fund's security selection within the cable industry detracted as weakness in that sector negatively impacted some of the more highly leveraged companies. The paper/packaging industry was plagued by higher costs and an inability to pass those costs on with higher pricing; this negatively impacted a few high-profile names.

Additionally, the Fund's underweighting in lower-quality debt detracted from performance. The lower-rated tiers within the high yield universe (B- and CCC-rated securities) outperformed as lower-rated debt is less sensitive to rising interest rates. This has been evidenced by correlations to the Treasury Index over the last three years with CCC-rated debt the least correlated with Treasuries, followed by B-, then BB-rated debt. This became more pronounced in the final three-months of the reporting period when interest rates rose the most.

Market Review and Investment Strategy

U.S. fixed-income returns were generally weak during the semi-annual period, reflecting higher U.S. interest rates. Yields rose across the maturity spectrum as the Federal Reserve (the "Fed") continued to raise official rates during the semi-annual period another 100 basis points in quarter point incre-


ALLIANCEBERNSTEIN HIGH YIELD FUND o 1


ments. The Treasury yield curve finished the quarter almost perfectly flat, with most rates within a few basis points of 4.8%. At the end of the period, the Fed funds rate stood at 4.75%, 375 basis points higher than when the Fed started tightening in June of 2004.

The high yield market, as represented by the Lehman Brothers High Yield Index 2% Constrained, posted a return of 3.42%, for the six-month period ended March 31, 2006, significantly outperforming both investment-grade corporates and U.S. Treasuries, both of which were hurt by rising interest rates. High yield was helped by a generally benign environment, sound technicals and strong corporate profits. By quality, lower-rated debt outperformed higher-rated debt. Lower-rated debt, such as B-rated and CCC-rated securities, returned 4.16% and 4.14%, respectively, while higher-rated debt, such as BB-rated securities, returned 2.44%. On an industry level, most industry sectors posted positive returns.

Outperforming industries for the semi-annual period included airlines and building materials, which returned 13.21% and 8.48%, respectively. Airlines were supported by a more positive tone as American Airlines posted better-than-expected fourth quarter numbers. Airlines also gained as fare prices increased while capacity was reduced. Building materials benefited from a significant price drop in raw materials. Underperforming industries for the period included media/cable at -1.16%, utilities at 1.70%, energy at 1.81% and the automotive industry at 1.91%. The automotive industry continued to be negatively impacted by General Motors and Ford Motor Company due to their deteriorated financial condition, as well as fierce foreign competition, the slowdown in large sport utility vehicle sales and their massive pension and health care cost burdens.

Although credit fundamentals remained strong, spreads were at historically tight levels while risks in the marketplace increased-leaving little margin for error. Consequently, the Fund's risk profile was lowered by reducing the Fund's higher-beta credit exposure. Quantitative and fundamental research suggested that the market was not compensating investors for taking added risk in this environment. While industry spreads remained relatively narrow, security selection was more of a focus in the quest to add value, with an emphasis on avoiding problem credits. Given increased risks and a general lack of compelling opportunities, a well-diversified portfolio was maintained with the Fund's tracking error at the lower-end of its range. By industry, the cable, financial and wireline industries were overweighted. Industries underweighted for the period included paper/packaging, energy and the automotive industry.


2 o ALLIANCEBERNSTEIN HIGH YIELD FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Lehman Brothers (LB) U.S. High Yield -2% Issuer Cap Index nor the unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged LB U.S. High Yield -2% Issuer Cap Index covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included in the Index. The CSFBHY Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse, designed to enable the Index to reflect the high yield market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Fund's portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as "junk bonds," involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN HIGH YIELD FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                               Returns
THE FUND VS. ITS BENCHMARK                             ------------------------
PERIODS ENDED MARCH 31, 2006                           6 Months       12 Months
-------------------------------------------------------------------------------
  AllianceBernstein High Yield Fund
    Class A                                               2.24%           5.02%
    Class B                                               1.70%           4.10%
    Class C                                               1.88%           4.28%
    Advisor Class                                         2.38%           5.32%
    Class R*                                              1.99%           4.66%
    Class K*                                              2.14%           4.96%
    Class I*                                              2.30%           5.28%
  Lehman Brothers U.S. High Yield
  -2% Issuer Cap Index                                    3.42%           7.15%
  Credit Suisse First Boston High Yield Index             3.68%           6.60%

* Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R, Class K and Class I shares is 3/1/05.


See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN HIGH YIELD FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2006
-------------------------------------------------------------------------------
                                                   NAV Returns     SEC Returns
Class A Shares
1 Year                                                    5.02%           0.48%
5 Years                                                   5.36%           4.45%
Since Inception*                                          3.96%           3.46%
SEC Yield                                                 5.98%

Class B Shares
1 Year                                                    4.10%           0.21%
5 Years                                                   4.60%           4.60%
Since Inception*                                          3.47%           3.47%
SEC Yield                                                 5.53%

Class C Shares
1 Year                                                    4.28%           3.31%
5 Years                                                   4.63%           4.63%
Since Inception*                                          3.25%           3.25%
SEC Yield                                                 5.53%

Advisor Class Shares+
1 Year                                                    5.32%           5.32%
5 Years                                                   5.67%           5.67%
Since Inception*                                          4.29%           4.29%
SEC Yield                                                 6.54%

Class R Shares+
1 Year                                                    4.66%           4.66%
Since Inception*                                          1.43%           1.43%
SEC Yield                                                 5.90%

Class K Shares+
1 Year                                                    4.96%           4.96%
Since Inception*                                          1.71%           1.71%
SEC Yield                                                 6.21%

Class I Shares+
1 Year                                                    5.28%           5.28%
Since Inception*                                          2.02%           2.02%
SEC Yield                                                 6.53%


* Inception dates: 4/22/97 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that Class R, Class K and Class I shares are new share class offerings for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN HIGH YIELD FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
-------------------------------------------------------------------------------
                                                                    SEC Returns
Class A Shares
1 Year                                                                    0.48%
5 Years                                                                   4.45%
Since Inception*                                                          3.46%

Class B Shares
1 Year                                                                    0.21%
5 Years                                                                   4.60%
Since Inception*                                                          3.47%

Class C Shares
1 Year                                                                    3.31%
5 Years                                                                   4.63%
Since Inception*                                                          3.25%

Advisor Class Shares+
1 Year                                                                    5.32%
5 Years                                                                   5.67%
Since Inception*                                                          4.29%

Class R Shares+
1 Year                                                                    4.66%
Since Inception*                                                          1.43%

Class K Shares+
1 Year                                                                    4.96%
Since Inception*                                                          1.71%

Class I Shares+
1 Year                                                                    5.28%
Since Inception*                                                          2.02%


* Inception dates: 4/22/97 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN HIGH YIELD FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    Beginning                     Ending
                  Account Value                Account Value               Expenses Paid
                 October 1, 2005               March 31, 2006              During Period*
----------------------------------------------------------------------------------------------
              Actual   Hypothetical       Actual     Hypothetical**    Actual    Hypothetical
----------------------------------------------------------------------------------------------
Class A      $ 1,000      $ 1,000      $ 1,022.36      $ 1,018.10      $  6.91      $  6.89
Class B      $ 1,000      $ 1,000      $ 1,017.02      $ 1,014.51      $ 10.51      $ 10.50
Class C      $ 1,000      $ 1,000      $ 1,018.78      $ 1,014.56      $ 10.47      $ 10.45
Advisor
Class        $ 1,000      $ 1,000      $ 1,023.84      $ 1,019.70      $  5.30      $  5.29
Class R      $ 1,000      $ 1,000      $ 1,019.89      $ 1,017.25      $  7.76      $  7.75
Class K      $ 1,000      $ 1,000      $ 1,021.35      $ 1,018.70      $  6.30      $  6.29
Class I      $ 1,000      $ 1,000      $ 1,023.01      $ 1,020.34      $  4.64      $  4.63
----------------------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.37%, 2.09%, 2.08%, 1.05%, 1.54%, 1.25% and 0.92%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**Assumes 5% return before expenses.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 7


PORTFOLIO SUMMARY
March 31, 2006 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): $244.5


INDUSTRY BREAKDOWN*
O  10.8%  Utilities
O   8.1%  Cable
O   6.2%  Fixed Communications
O   6.1%  Health Care
O   6.0%  Energy
O   5.2%  Mobile Communications
O   5.2%  Financial
O   5.2%  Diversified Media
O   5.0%  Gaming                             [PIE CHART OMITTED]
O   4.3%  Automotive
O   4.3%  Chemicals
O   4.3%  Industrial
O   3.6%  Building/Real Estate
O   3.3%  Metals/Mining
O   3.2%  Lodging/Leisure
O   3.0%  Technology
O  15.0%  Other

O   1.2%  Short-Term


* All data are as of March 31, 2006. The Fund's industry breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 3% weightings in aerospace/defense, broadcasting/media, consumer manufacturing, food & beverage, paper/packaging, retail, service, supermarkets & drugs and transportation.

   Please Note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.


8 o ALLIANCEBERNSTEIN HIGH YIELD FUND


PORTFOLIO OF INVESTMENTS
March 31, 2006 (unaudited)


                                                     Principal
                                                        Amount
Company                                                  (000)    U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-96.7%
Aerospace/Defense-1.5%
DRS Technologies, Inc.
  6.875%, 11/01/13                                     $ 1,009      $1,009,000
L-3 Communications Corp.
  5.875%, 1/15/15                                          927         882,968
Sequa Corp.
  9.00%, 8/01/09                                           664         710,480
Transdigm, Inc.
  8.375%, 7/15/11                                        1,039       1,085,755
                                                                   -----------
                                                                     3,688,203
                                                                   -----------
Automotive-4.3%
Ford Motor Co.
  7.45%, 7/16/31                                         1,876       1,392,930
Ford Motor Credit Co.
  4.95%, 1/15/08                                         1,242       1,157,394
  7.00%, 10/01/13                                          790         706,581
General Motors Acceptance Corp.
  6.875%, 9/15/11                                        1,704       1,588,263
  8.00%, 11/01/31                                          738         697,485
HLI Operating Co., Inc.
  10.50%, 6/15/10                                        1,124         913,250
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13                                          979         856,625
Lear Corp.
  Series B
  8.11%, 5/15/09                                           575         534,750
TRW Automotive, Inc.
  9.375%, 2/15/13                                          553         597,931
  11.00%, 2/15/13                                          610         681,675
United Auto Group, Inc.
  9.625%, 3/15/12                                          703         744,301
Visteon Corp.
  7.00%, 3/10/14                                           875         673,750
                                                                   -----------
                                                                    10,544,935
                                                                   -----------
Broadcasting/Media-0.9%
Albritton Communications
  7.75%, 12/15/12                                          742         745,710
LIN Television Corp.
  Series B
  6.50%, 5/15/13                                           965         907,100
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13                                          530         516,750
                                                                   -----------
                                                                     2,169,560
                                                                   -----------
Building/Real Estate-3.5%
Associated Materials, Inc.
  11.25%, 3/01/14(a)                                     1,935       1,112,625


ALLIANCEBERNSTEIN HIGH YIELD FUND o 9


                                                     Principal
                                                        Amount
Company                                                  (000)    U.S. $ Value
-------------------------------------------------------------------------------
D.R. Horton, Inc.
  6.875%, 5/01/13                                      $ 1,033      $1,052,159
M/I Homes, Inc.
  6.875%, 4/01/12                                        1,353       1,251,525
Meritage Homes Corp.
  6.25%, 3/15/15                                         1,677       1,484,145
Schuler Homes
  10.50%, 7/15/11                                        1,233       1,310,063
WCI Communities, Inc.
  6.625%, 3/15/15                                        1,087         961,995
William Lyon Homes, Inc.
  10.75%, 4/01/13                                        1,460       1,470,950
                                                                   -----------
                                                                     8,643,462
                                                                   -----------
Cable-8.0%
C&M Finance Ltd.
  8.10%, 2/01/16(b)                                        250         250,088
Cablevision Systems Corp.
  Series B
  8.00%, 4/15/12                                         1,193       1,163,175
CCH I Holdings LLC
  11.75%, 5/15/14(a)                                     5,082       2,642,639
CSC Holdings, Inc.
  7.25%, 4/15/12(b)                                      1,880       1,837,699
DirecTV Holdings LLC
  6.375%, 6/15/15                                        1,644       1,623,449
Echostar DBS Corp.
  6.375%, 10/01/11                                         985         962,838
Inmarsat Finance PLC
  7.625%, 6/30/12                                        1,541       1,579,525
  10.375%, 11/15/12(a)                                     976         829,600
Innova S De. R.L.
  9.375%, 9/19/13                                        1,277       1,430,240
Insight Communications Co., Inc.
  12.25%, 2/15/11(a)                                       580         616,250
Insight Midwest LP/Insight Captial, Inc.
  9.75%, 10/01/09                                        1,020       1,050,600
Intelsat Subsidiary Holding Co., Ltd.
  8.625%, 1/15/15                                        1,072       1,106,840
  9.614%, 1/15/12(c)                                       414         420,728
PanAmSat Corp.
  9.00%, 8/15/14                                         1,111       1,169,328
PanAmSat Holding Corp.
  10.375%, 11/01/14(a)                                   1,886       1,357,920
Quebecor Media, Inc.
  7.75%, 3/15/16(b)                                        285         292,838
Rogers Cable, Inc.
  6.75%, 3/15/15                                         1,268       1,293,360
                                                                   -----------
                                                                    19,627,117
                                                                   -----------


10 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                                     Principal
                                                        Amount
Company                                                  (000)    U.S. $ Value
-------------------------------------------------------------------------------
Chemicals-4.2%
Basell AF SCA
  8.375%, 8/15/15(b)                                   $ 2,179      $2,162,657
Equistar Chemical Funding
  10.125%, 9/01/08                                       1,268       1,347,250
  10.625%, 5/01/11                                         872         943,940
Huntsman LLC
  11.50%, 7/15/12                                        1,120       1,288,000
Ineos Group Holdings Plc
  8.50%, 2/15/16(b)                                      1,300       1,235,000
Quality Distribution
  9.00%, 11/15/10                                        1,537       1,448,623
Rhodia, SA
  8.875%, 6/01/11                                        1,394       1,435,820
Tronox Worldwide LLC
  9.50%, 12/01/12(b)                                       490         514,500
                                                                   -----------
                                                                    10,375,790
                                                                   -----------
Consumer Manufacturing-1.9%
ACCO Brands Corp.
  7.625%, 8/15/15                                        1,145       1,087,750
Broder Brothers Co.
  Series B
  11.25%, 10/15/10                                         880         875,600
Jostens IH Corp.
  7.625%, 10/01/12                                         577         569,788
Levi Strauss & Co.
  9.28%, 4/01/12(c)                                        502         519,570
Quicksilver Resources, Inc.
  7.125%, 4/01/16                                        1,155       1,140,562
Spectrum Brands, Inc.
  7.375%, 2/01/15                                          470         408,900
                                                                   -----------
                                                                     4,602,170
                                                                   -----------
Diversified Media-5.1%
American Media, Inc.
  8.875%, 1/15/11                                        1,188       1,015,740
Dex Media East LLC
  12.125%, 11/15/12                                        785         896,863
Dex Media, Inc.
  8.00%, 11/15/13                                          688         708,640
Dex Media West LLC
  Series B
  8.50%, 8/15/10                                           566         598,545
Lamar Media Corp.
  6.625%, 8/15/15                                          850         845,750
Liberty Media Corp.
  5.70%, 5/15/13                                           425         395,212
  7.875%, 7/15/09                                          337         354,614
  8.25%, 2/01/30                                           415         401,032
R.H. Donnelley Corp.
  6.875%, 1/15/13(b)                                     1,056         987,360
  8.875%, 1/15/16(b)                                     1,080       1,123,200


ALLIANCEBERNSTEIN HIGH YIELD FUND o 11


                                                     Principal
                                                        Amount
Company                                                  (000)    U.S. $ Value
-------------------------------------------------------------------------------
Rainbow National Services LLC
  8.75%, 9/01/12(b)                                     $  571        $608,115
  10.375%, 9/01/14(b)                                    1,256       1,406,720
WDAC Subsidiary Corp.
  8.375%, 12/01/14(b)                                    1,593       1,573,088
WMG Holding Corp.
  9.50%, 12/15/14(a)                                     2,175       1,601,343
                                                                   -----------
                                                                    12,516,222
                                                                   -----------
Energy-6.0%
Amerada Hess Corp.
  7.30%, 8/15/31                                           637         709,238
Chesapeake Energy Corp.
  6.50%, 8/15/17                                         1,670       1,649,124
  6.625%, 1/15/16                                          255         254,363
  7.75%, 1/15/15                                         1,251       1,307,295
El Paso Corp.
  7.75%, 1/15/32                                         2,274       2,291,054
Grant Prideco, Inc.
  Series B
  6.125%, 8/15/15                                          709         691,275
HilCorp Energy
  10.50%, 9/01/10(b)                                     1,140       1,255,425
Kerr-McGee Corp.
  6.875%, 9/15/11                                          466         487,183
Kinder Morgan Finance
  5.70%, 1/05/16                                           500         487,127
Newfield Exploration Co.
  6.625%, 4/15/16                                          745         744,069
NRG Energy, Inc.
  7.25%, 2/01/14                                           250         254,063
  7.375%, 2/01/16                                        1,315       1,342,944
Premcor Refining Group
  9.50%, 2/01/13                                           750         831,247
Pride International, Inc.
  7.375%, 7/15/14                                        1,206       1,266,300
Tesoro Corp.
  6.25%, 11/01/12(b)                                     1,025       1,007,063
                                                                   -----------
                                                                    14,577,770
                                                                   -----------
Financial-4.1%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13                                         860         881,500
E*Trade Financial Corp.
  7.875%, 12/01/15                                       1,767       1,873,020
Fairfax Financial Holdings
  7.375%, 4/15/18                                        1,348       1,051,440
  7.75%, 4/26/12                                         1,400       1,232,000
Hexion US Finance Corp./ Hexion Nova Scotia
  Finance
  9.00%, 7/15/14                                           875         901,250


12 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                                     Principal
                                                        Amount
Company                                                  (000)    U.S. $ Value
-------------------------------------------------------------------------------
Liberty Mutual Group, Inc.
  5.75%, 3/15/14(b)                                    $ 1,580      $1,535,897
Markel Capital Trust I
  Series B
  8.71%, 1/01/46                                         1,507       1,573,667
Royal & Sun Alliance Insurance
  8.95%, 10/15/29                                          790         998,989
                                                                   -----------
                                                                    10,047,763
                                                                   -----------
Fixed Communications-6.2%
Cincinnati Bell, Inc.
  7.00%, 2/15/15                                           627         620,730
Citizens Communications
  6.25%, 1/15/13                                         1,478       1,437,355
Eircom Funding
  8.25%, 8/15/13                                         1,342       1,444,328
Hawaiian Telcom Communications, Inc.
  9.75%, 5/01/13(b)                                        545         547,725
  12.50%, 5/01/15(b)                                       542         536,580
Qwest Capital Funding, Inc.
  7.25%, 2/15/11                                         4,781       4,846,738
Qwest Corp.
  6.875%, 9/15/33                                        1,045       1,003,200
Time Warner Telecom, Inc.
  10.125%, 2/01/11                                       1,112       1,168,990
Valor Telecom Enterprise
  7.75%, 2/15/15                                         1,491       1,561,823
Verizon New York, Inc.
  Series B
  7.375%, 4/01/32                                        1,884       1,910,909
                                                                   -----------
                                                                    15,078,378
                                                                   -----------
Food & Beverage-1.4%
Altria Group, Inc.
  7.75%, 1/15/27                                           415         474,867
Dominos, Inc.
  8.25%, 7/01/11                                           601         616,025
Foodcorp Ltd.
  8.875%, 6/15/12(b)(d)                                    788       1,052,825
RJ Reynolds Tobacco Holdings, Inc.
  7.25%, 6/01/12                                         1,210       1,249,325
                                                                   -----------
                                                                     3,393,042
                                                                   -----------
Gaming-5.0%
Boyd Gaming Corp.
  7.75%, 12/15/12                                          773         809,718
Greektown Holdings
  10.75%, 12/01/13(b)                                      560         576,800
Kerzner International Ltd.
  6.75%, 10/01/15                                        1,670       1,757,675
MGM Mirage
  6.625%, 7/15/15                                        1,907       1,876,010
  8.375%, 2/01/11                                        1,261       1,330,355


ALLIANCEBERNSTEIN HIGH YIELD FUND o 13


                                                     Principal
                                                        Amount
Company                                                  (000)    U.S. $ Value
-------------------------------------------------------------------------------
Mohegan Tribal Gaming
  7.125%, 8/15/14                                      $ 1,505      $1,516,288
Penn National Gaming, Inc.
  6.875%, 12/01/11                                       1,184       1,204,720
Riviera Holdings Corp.
  11.00%, 6/15/10                                        1,202       1,277,125
Seneca Gaming Corp.
  7.25%, 5/01/12                                           973         982,730
Turning Stone Casino Entertainment
  9.125%, 12/15/10(b)                                      848         881,920
                                                                   -----------
                                                                    12,213,341
                                                                   -----------
Health Care-6.1%
Concentra Operating Corp.
  9.125%, 6/01/12                                          566         592,885
Coventry Health Care, Inc.
  5.875%, 1/15/12                                          607         600,930
  6.125%, 1/15/15                                          668         664,481
DaVita, Inc.
  7.25%, 3/15/15                                           981         985,905
Extendicare Health Services, Inc.
  9.50%, 7/01/10                                             1           1,056
Hanger Orthopedic Group
  10.375%, 2/15/09                                         882         893,025
HCA, Inc.
  6.375%, 1/15/15                                        2,812       2,736,848
  6.75%, 7/15/13                                           970         966,459
Iasis Healthcare Corp.
  8.75%, 6/15/14                                         1,391       1,391,000
Omnicare, Inc.
  6.875%, 12/15/15                                       1,475       1,471,313
Select Medical Corp.
  7.625%, 2/01/15                                        1,367       1,233,718
Triad Hospitals, Inc.
  7.00%, 11/15/13                                        1,139       1,121,915
Universal Hospital Services, Inc.
  10.125%, 11/01/11                                        966       1,002,225
Vanguard Health Holdings Co.
  11.25%, 10/01/15(a)                                    1,620       1,182,600
                                                                   -----------
                                                                    14,844,360
                                                                   -----------
Industrial-4.2%
Amsted Industries, Inc.
  10.25%, 10/15/11(b)                                    1,330       1,466,325
Case New Holland, Inc.
  9.25%, 8/01/11                                           632         674,660
Fastentech, Inc.
  11.50%, 5/01/11                                          460         460,000
Goodman Global Holdings Co., Inc.
  7.875%, 12/15/12                                         803         792,963
Invensys Plc
  9.875%, 3/15/11(b)                                       980       1,041,250


14 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                                     Principal
                                                        Amount
Company                                                  (000)    U.S. $ Value
-------------------------------------------------------------------------------
Mueller Group, Inc.
  10.00%, 5/01/12                                      $ 1,095      $1,199,025
NMHG Holdings Co.
  10.00%, 5/15/09                                          710         745,500
Sensus Metering Systems
  8.625%, 12/15/13                                         780         756,600
Terex Corp.
  Series B
  10.375%, 4/01/11                                         814         858,770
Trinity Industries
  6.50%, 3/15/14                                         1,455       1,455,000
Tyco International Group, SA
  6.00%, 11/15/13                                          910         914,134
                                                                   -----------
                                                                    10,364,227
                                                                   -----------
Lodging/Leisure-3.2%
Gaylord Entertainment Co.
  8.00%, 11/15/13                                          838         873,615
Host Marriott LP
  6.75%, 6/01/16(b)                                        630         629,213
  Series G
  9.25%, 10/01/07                                        1,379       1,444,502
NCL Corp.
  10.625%, 7/15/14                                         688         712,080
Royal Caribbean Cruises
  8.75%, 2/02/11                                           964       1,063,973
Starwood Hotels Resorts
  7.875%, 5/01/12                                        1,171       1,273,462
Universal City Development
  11.75%, 4/01/10                                          727         801,518
Vail Resorts, Inc.
  6.75%, 2/15/14                                         1,096       1,082,299
                                                                   -----------
                                                                     7,880,662
                                                                   -----------
Metals/Mining-3.3%
AK Steel Corp.
  7.875%, 2/15/09                                        1,105       1,110,525
Citigroup (JSC Severstal)
  9.25%, 4/19/14(b)                                      1,504       1,620,860
Covalence Specialty Materials Corp.
  10.25%, 3/01/16(b)                                       370         388,500
Evraz Group, SA
  8.25%, 11/10/15(b)                                     1,110       1,121,100
Freeport-McMoRan Copper & Gold, Inc.
  10.125%, 2/01/10                                         959       1,033,323
International Steel Group
  6.50%, 4/15/14                                           755         751,225
Ispat Inland ULC
  9.75%, 4/01/14                                         1,179       1,333,744
Massey Energy Co.
  6.875%, 12/15/13(b)                                      790         774,200
                                                                   -----------
                                                                     8,133,477
                                                                   -----------


ALLIANCEBERNSTEIN HIGH YIELD FUND o 15


                                                     Principal
                                                        Amount
Company                                                  (000)    U.S. $ Value
-------------------------------------------------------------------------------
Mobile Communications-5.2%
American Tower Corp.
  7.125%, 10/15/12                                      $   94         $97,760
Digicel Ltd.
  9.25%, 9/01/12(b)                                      1,522       1,609,515
Dobson Communications Corp.
  8.875%, 10/01/13                                         520         522,600
KYIVSTAR
  10.375%, 8/17/09(b)                                    1,663       1,804,355
MobiFon Holdings BV
  12.50%, 7/31/10                                        2,520       2,879,100
Mobile Telesystems Finance
  8.00%, 1/28/12(b)                                      1,618       1,648,338
Nextel Communications
  5.95%, 3/15/14                                           837         828,651
Rogers Wireless, Inc.
  7.25%, 12/15/12                                        1,084       1,142,265
  7.50%, 3/15/15                                         1,278       1,370,655
Rural Cellular Corp.
  9.75%, 1/15/10                                           761         772,415
                                                                   -----------
                                                                    12,675,654
                                                                   -----------
Paper/Packaging-2.8%
Berry Plastics Plc
  10.75%, 7/15/12                                        1,234       1,357,400
Crown Holdings, Inc.
  7.625%, 11/15/13(b)                                      925         957,375
Graphic Packaging International
  9.50%, 8/15/13                                           758         708,730
NewPage Corp.
  10.00%, 5/01/12                                          843         885,150
Owens-Brockway Glass
  8.875%, 2/15/09                                        1,954       2,034,603
Russell-Stanley Holdings, Inc.
  9.00%, 11/30/08(e)(f)(g)(h)                            1,586         793,170
                                                                   -----------
                                                                     6,736,428
                                                                   -----------
Retail-1.5%
GSC Holdings Corp.
  8.00%, 10/01/12(b)                                     1,725       1,712,063
JC Penney Co., Inc.
  7.625%, 3/01/97                                          785         792,494
  8.00%, 3/01/10                                         1,099       1,183,161
                                                                   -----------
                                                                     3,687,718
                                                                   -----------
Service-2.4%
Allied Waste North American
  6.375%, 4/15/11                                        2,067       2,023,076
H&E Equipment/Finance
  11.125%, 6/15/12                                         763         845,023
Iron Mountain, Inc.
  6.625%, 1/01/16                                          925         869,500


16 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                                     Principal
                                                        Amount
Company                                                  (000)    U.S. $ Value
-------------------------------------------------------------------------------
Service Corp. International
  6.50%, 3/15/08                                        $  991        $995,955
United Rentals North America
  6.50%, 2/15/12                                         1,131       1,108,380
                                                                   -----------
                                                                     5,841,934
                                                                   -----------
Supermarkets & Drugs-0.9%
Couche-Tard
  7.50%, 12/15/13                                          929         952,225
Delhaize America, Inc.
  8.125%, 4/15/11                                          755         815,052
Stater Brothers Holdings, Inc.
  8.125%, 6/15/12                                          521         520,349
                                                                   -----------
                                                                     2,287,626
                                                                   -----------
Technology-2.9%
Avago Technologies Finance
  10.125%, 12/01/13(b)                                     670         719,413
Flextronics International Ltd.
  6.50%, 5/15/13                                         1,151       1,142,367
Lucent Technologies, Inc.
  6.45%, 3/15/29                                           540         487,350
  6.50%, 1/15/28                                         1,085         968,363
Nortel Networks Corp.
  6.875%, 9/01/23                                          689         630,435
Sanmina-SCI Corp.
  8.125%, 3/01/16                                          830         838,300
Serena Software, Inc.
  10.375%, 3/15/16(b)                                      750         787,500
Sungard Data Systems, Inc.
  9.125%, 8/15/13(b)                                     1,511       1,597,882
                                                                   -----------
                                                                     7,171,610
                                                                   -----------
Transportation-1.3%
AMR Corp.
  9.00%, 8/01/12                                           639         627,818
Hertz Corp.
  8.875%, 1/01/14(b)                                     1,160       1,203,499
  10.50%, 1/01/16(b)                                       655         710,675
Horizon Lines LLC
  9.00%, 11/01/12                                          541         572,108
                                                                   -----------
                                                                     3,114,100
                                                                   -----------
Utilities-10.8%
AES Corp.
  8.75%, 5/15/13(b)                                        315         340,200
  9.00%, 5/15/15(b)                                        399         432,915
Aquila, Inc.
  14.875%, 7/01/12(i)                                      804       1,087,410
CMS Energy Corp.
  6.875%, 12/15/15                                         495         500,569
  8.50%, 4/15/11                                           635         685,800
DPL, Inc.
  6.875%, 9/01/11                                          680         709,108


ALLIANCEBERNSTEIN HIGH YIELD FUND o 17


                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)    U.S. $ Value
-------------------------------------------------------------------------------
Dynegy-Roseton Danskammer
  Series B
  7.67%, 11/08/16                                      $ 1,533      $1,566,184
Edison Mission Energy Corp.
  9.875%, 4/15/11                                        2,895       3,271,349
Enterprise Products Operating
  Series B
  5.60%, 10/15/14                                          601         582,785
FirstEnergy Corp.
  Series B
  6.45%, 11/15/11                                          560         579,452
Level 3 Financing, Inc.
  12.25%, 3/15/13(b)                                     1,603       1,659,105
Nevada Power Co.
  6.65%, 4/01/36(b)                                        495         493,723
Northwest Pipeline Corp.
  8.125%, 3/01/10                                          921         971,655
Reliant Energy, Inc.
  6.75%, 12/15/14                                          437         385,653
  9.50%, 7/15/13                                         1,001       1,002,251
Sierra Pacific Resources
  8.625%, 3/15/14                                          765         830,350
Southern Natural Gas
  7.35%, 2/15/31                                           872         896,967
  8.875%, 3/15/10                                          629         669,099
TECO Energy, Inc.
  6.75%, 5/01/15                                         1,296       1,331,640
  7.00%, 5/01/12                                         1,172       1,211,555
TXU Corp.
  5.55%, 11/15/14                                        1,341       1,254,366
  6.50%, 11/15/24                                        2,358       2,149,126
Williams Cos., Inc.
  7.625%, 7/15/19                                        2,620       2,790,300
  7.875%, 9/01/21                                          837         899,775
                                                                   -----------
                                                                    26,301,337
                                                                   -----------
Total Corporate Debt Obligations
  (cost $243,855,547)                                              236,516,886
                                                                   -----------
NON-CONVERTIBLE PREFERRED
  STOCKS-1.4%
Paxson Communications
  14.25%, 11/15/06(f)                                      104         899,603
Sovereign REIT
  Series A
  12.00%, 8/29/49(b)                                     1,695       2,474,700
                                                                   -----------
Total Non-Convertible Preferred Stocks
  (cost $2,538,522)                                                  3,374,303
                                                                   -----------


18 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)    U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-0.0%
Phase Metrics, Inc.(e)(j)
  (cost $1,258,040)                                    126,418          $1,264
                                                                   -----------
WARRANTS-0.0%
Pliant Corp.
  Warrants, expiring 6/01/10(e)(g)(h)
  (cost $7,317)                                            200               2
                                                                   -----------
SHORT-TERM INVESTMENT-1.2%
Time Deposit-1.2%
The Bank of New York
  3.75%, 4/03/06
  (cost $3,008,000)                                    $ 3,008       3,008,000
                                                                   -----------
Total Investments-99.3%
  (cost $250,667,426)                                              242,900,455
Other assets less liabilities-0.7%                                   1,636,598
                                                                   -----------
Net Assets-100%                                                   $244,537,053
                                                                  ------------

FORWARD EXCHANGE CURRENCY CONTRACT (see Note D)

                                        U.S. $
                        Contract       Value on       U.S. $
                         Amount      Origination     Current      Unrealized
                          (000)          Date         Value      Depreciation
-------------------------------------------------------------------------------
Sale Contract
Euro, settling 4/18/06     716         $863,336     $868,036       $(4,700)


ALLIANCEBERNSTEIN HIGH YIELD FUND o 19


(a) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the aggregate market value of these securities amounted to $44,578,206 or 18.2% of net assets.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2006.

(d) Position, or portion thereof, with a market value of $1,052,825 has been segregated to collateralize forward exchange currency contracts.

(e)  Illiquid security, valued at fair value (see Note A).

(f)  Pay-In-Kind Payments (PIK).

(g) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.32% of net assets as of March 31, 2006 are considered illiquid and restricted.

                              Acquisition   Acquisition   Market   Percentage of
     Restricted Securities        Date         Cost        Value    Net Assets
--------------------------------------------------------------------------------
     Russell-Stanley             2/10/99-   $ 8,483,114  $ 793,170      0.32%
     Holdings, Inc.              5/31/05
     9.00%, 11/30/08

     Pilant Corp.- warrants     10/04/04          7,317          2      0.00
     expiring 6/01/10

(h)  Security is in default and is non-income producing.

(i) The coupon on this security varies along with its rating. If its rating falls below BAA3/BBB- by either Moody's or Standard & Poor's, the coupon steps up 50 basis points. The security is currently rated B2/ B-.

(j)  Non -income producing security.


     See notes to financial statements.


20 o ALLIANCEBERNSTEIN HIGH YIELD FUND


STATEMENT OF ASSETS & LIABILITIES
March 31, 2006 (unaudited)


Assets
Investments in securities, at value (cost $250,667,426)           $242,900,455
Cash                                                                 1,249,418
Interest receivable                                                  4,723,382
Receivable for investment securities sold                            1,876,541
Receivable for capital stock sold                                    1,563,442
                                                                  ------------
Total assets                                                       252,313,238
                                                                  ------------
Liabilities
Unrealized depreciation of forward exchange currency
  contracts                                                              4,700
Payable for investment securities purchased                          4,162,206
Payable for capital stock redeemed                                   2,006,963
Dividends payable                                                      710,891
Distribution fee payable                                               166,543
Advisory fee payable                                                   112,087
Transfer agent fee payable                                             102,835
Accrued expenses                                                       509,960
                                                                  ------------
Total liabilities                                                    7,776,185
                                                                  ------------
Net Assets                                                        $244,537,053
                                                                  ------------
Composition of Net Assets
Capital stock, at par                                                  $41,981
Additional paid-in capital                                         602,614,059
Distributions in excess of net investment income                      (836,468)
Accumulated net realized loss on investment and foreign
  currency transactions                                           (349,511,080)
Net unrealized depreciation of investments and
  foreign currency denominated assets and liabilities               (7,771,439)
                                                                  ------------
                                                                  $244,537,053
                                                                  ------------

Net Asset Value Per Share- 21 billion shares of capital stock authorized, $.001 per value.

                                                       Shares         Net Asset
Class                                Net Assets      Outstanding        Value
-------------------------------------------------------------------------------
A                                  $  81,780,095     14,038,386         $ 5.83*
B                                  $ 116,021,956     19,924,246         $ 5.82
C                                  $  40,173,519      6,894,995         $ 5.83
Advisor                            $   6,532,652      1,118,867         $ 5.84
R                                  $       9,487          1,629         $ 5.82
K                                  $       9,954          1,709         $ 5.82
I                                  $       9,390          1,613         $ 5.82


* The maximum offering price per share for Class A shares was $6.09 which reflects a sales charge of 4.25%.

   See notes to financial statements.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 21


STATEMENT OF OPERATIONS
Six Months Ended March 31, 2006 (unaudited)

Investment Income
Interest                                           $11,655,597
Dividends                                              233,914     $11,889,511
                                                   -----------
Expenses
Advisory fee                                           658,988
Distribution fee--Class A                              122,814
Distribution fee--Class B                              662,733
Distribution fee--Class C                              213,932
Distribution fee--Class R                                   24
Distribution fee--Class K                                   12
Transfer agency--Class A                               100,076
Transfer agency--Class B                               177,301
Transfer agency--Class C                                54,659
Transfer agency--Advisor Class                           7,389
Transfer agency--Class R                                    11
Transfer agency--Class K                                     8
Transfer agency--Class I                                     4
Printing                                                96,334
Custodian                                               91,398
Registration                                            76,251
Legal                                                   56,354
Administrative                                          49,300
Audit                                                   43,267
Directors' fees                                         15,728
Miscellaneous                                           19,697
                                                   -----------
Total expenses                                       2,446,280
Less: expense offset arrangement
  (see Note B)                                          (4,758)
                                                   -----------
Net expenses                                                         2,441,522
                                                                   -----------
Net investment income                                                9,447,989
                                                                   -----------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                           (3,251,779)
  Foreign currency transactions                                         71,692
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       (1,470,102)
  Foreign currency denominated
    asssets and liabilities                                            (47,925)
                                                                   -----------
Net loss on investment and foreign
  currency transactions                                             (4,698,114)
                                                                   -----------
Net Increase in Net Assets
  from Operations                                                   $4,749,875
                                                                   -----------


See notes to financial statements.


22 o ALLIANCEBERNSTEIN HIGH YIELD FUND


STATEMENT OF CHANGES IN NET ASSETS


                                                   Six Months
                                                      Ended
                                                     March 31,     Year Ended
                                                       2006       September 30,
                                                   (unaudited)        2005
                                                   -----------     -----------
Increase (Decrease) in Net Assets
from Operations
Net investment income                               $9,447,989     $38,817,197
Net realized loss on investment and
  foreign currency transactions                     (3,180,087)       (330,255)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                (1,518,027)     (5,906,292)
                                                   -----------     -----------
Net increase in net assets from
  operations                                         4,749,875      32,580,650
Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                           (3,079,388)     (7,901,108)
  Class B                                           (4,515,703)    (12,042,998)
  Class C                                           (1,457,430)     (3,714,698)
  Advisor Class                                       (247,710)    (13,867,177)
  Class R                                                 (353)           (394)
  Class K                                                 (366)           (406)
  Class I                                                 (379)           (421)
Tax return of capital
  Class A                                                   -0-       (292,473)
  Class B                                                   -0-       (445,792)
  Class C                                                   -0-       (137,506)
  Advisor Class                                             -0-       (513,317)
  Class R                                                   -0-            (15)
  Class K                                                   -0-            (15)
  Class I                                                   -0-            (16)
Capital Stock Transactions
Net decrease                                       (43,889,348)   (281,362,990)
                                                   -----------     -----------
Total decrease                                     (48,440,802)   (287,698,676)
Net Assets
Beginning of period                                292,977,855     580,676,531
                                                   -----------     -----------
End of period (including distributions in
  excess of net investment income of
  ($836,468) and ($983,128),
  respectively)                                   $244,537,053    $292,977,855
                                                  ------------    ------------


See notes to financial statements.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 23


NOTES TO FINANCIAL STATEMENTS
March 31, 2006 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein High Yield Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on December 19, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ")


24 o ALLIANCEBERNSTEIN HIGH YIELD FUND


are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 25


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


26 o ALLIANCEBERNSTEIN HIGH YIELD FUND


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the average daily net assets of the Fund. Prior to September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 1.70%, 2.40%, 2.40%, 1.40%, 1.90%, 1.65%, and 1.40% of the
daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended March 31, 2006, there were no expenses waived by the Adviser.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the six months ended March 31, 2006 such fees amounted to $49,300.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $105,832 for the six months ended March 31, 2006.

For the six months ended March 31, 2006, the Fund's expenses were reduced by $4,758 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,030 from the sale of Class A shares and received $389, $49,485 and $1,649 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2006.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an


ALLIANCEBERNSTEIN HIGH YIELD FUND o 27


annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $21,374,188, $1,749,489, $0 and $18 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2006, were as follows:

                                                    Purchases        Sales
                                                  ------------    -----------
Investment securities (excluding
  U.S. government securities)                      $65,771,385    $109,219,571
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purpose was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                     $  7,822,321
Gross unrealized depreciation                                      (15,589,292)
                                                                  ------------
Net unrealized depreciation                                       $ (7,766,971)
                                                                  ------------

1. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


28 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended   Year Ended
                    March 31, 2006  September 30, March 31, 2006   September 30,
                      (unaudited)       2005       (unaudited)         2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            2,239,533     7,157,692     $13,090,844     $43,231,900
Shares issued in
  reinvestment of
  dividends              247,587       712,788       1,443,354       4,320,628
Shares converted
  from Class B           469,899       796,574       2,740,982       4,788,775
Shares redeemed       (4,592,663)  (12,515,504)    (26,822,576)    (75,379,592)
Net decrease          (1,635,644)   (3,848,450)    $(9,547,396)   $(23,038,289)

Class B
Shares sold              380,497     2,121,966      $2,220,620     $12,899,129
Shares issued in
  reinvestment of
  dividends              478,962     1,246,407       2,791,512       7,537,866
Shares converted
  to Class A            (470,191)     (796,574)     (2,740,982)     (4,788,775)
Shares redeemed       (5,265,299)  (13,860,424)    (30,717,263)    (83,673,778)
Net decrease          (4,876,031)  (11,288,625)   $(28,446,113)   $(68,025,558)


ALLIANCEBERNSTEIN HIGH YIELD FUND o 29


                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended   Year Ended
                    March 31, 2006  September 30, March 31, 2006   September 30,
                      (unaudited)       2005       (unaudited)         2005
                     ------------  ------------  --------------  --------------
Class C
Shares sold              430,655     1,087,955      $2,511,927      $6,595,687
Shares issued in
  reinvestment of
  dividends              151,885       378,087         885,653       2,288,006
Shares redeemed       (1,546,707)   (4,616,903)     (9,024,320)    (27,911,091)
Net decrease            (964,167)   (3,150,861)    $(5,626,740)   $(19,027,398)

Advisor Class
Shares sold              435,839    12,679,014      $2,557,570     $78,040,830
Shares issued in
  reinvestment of
  dividends               39,203     2,285,746         229,123      13,841,465
Shares redeemed         (523,389)  (43,530,775)     (3,056,357)   (263,184,140)
Net decrease             (48,347)  (28,566,015)      $(269,664)  $(171,301,845)

                      Six Months      March 1,      Six Months      March 1,
                        Ended        2005(a) to       Ended        2005(a) to
                    March 31, 2006 September 30, March 31, 2006  September 30,
                     (unaudited)       2005        (unaudited)       2005
                     ------------  ------------  --------------  --------------
Class R
Shares sold                   -0-(b)     1,629              $2         $10,100
Shares issued in
  reinvestment of
  dividends                   -0-           -0-             -0-             -0-
Shares redeemed               -0-           -0-             -0-             -0-
Net increase                  -0-        1,629              $2         $10,100

Class K
Shares sold                   96         1,613            $562         $10,000
Shares issued in
  reinvestment of
  dividends                   -0-(b)        -0-              1              -0-
Shares redeemed               -0-           -0-             -0-             -0-
Net increase                  96         1,613            $563         $10,000

(a) Commencement of distribution.

(b) Share amount is less than one full share.


30 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Six Months      March 1,      Six Months      March 1,
                        Ended        2005(a) to       Ended        2005(a) to
                    March 31, 2006 September 30, March 31, 2006  September 30,
                     (unaudited)       2005        (unaudited)       2005
                     ------------  ------------  --------------  --------------
Class I
Shares sold                   -0-        1,613             $-0-        $10,000
Shares issued in
  reinvestment of
  dividends                   -0-           -0-             -0-             -0-
Shares redeemed               -0-           -0-             -0-             -0-
Net increase                  -0-        1,613             $-0-        $10,000

(a) Commencement of distribution.


NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, theFund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 31


NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2006.

NOTE H

Distributions To Shareholders

The tax character of distributions to be paid for the year ending September 30, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004 were as follows:

                                                      2005            2004
                                                   -----------     -----------
Distributions paid from:
  Ordinary income                                  $37,527,202     $46,736,488
                                                   -----------     -----------
Total taxable distributions                         37,527,202      46,736,488
Tax return of capital                                1,389,134              -0-
                                                   -----------     -----------
Total distributions paid                           $38,916,336     $46,736,488
                                                   -----------     -----------

As of September 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $(346,178,626)(a)
Unrealized appreciation/(depreciation)                            (6,675,868)(b)
                                                               -------------
Total accumulated earnings/(deficit)                           $(352,854,494)(c)
                                                               -------------

(a) On September 30, 2005, the Fund had a net capital loss carryforward for federal income tax purposes of $338,170,348 of which $42,171,352 expires in the year 2007, $69,495,145 expires in the year 2008, $138,621,046 expires in the year 2009, $80,368,329 expires in the year 2010, $4,663,406 expires in the year 2011 and $2,851,070 expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the fiscal year ended September 30, 2005, the Fund deferred to October 1, 2005 post-October capital losses of $8,008,278.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.


32 o ALLIANCEBERNSTEIN HIGH YIELD FUND


NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

 (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 33


A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court acting against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.


34 o ALLIANCEBERNSTEIN HIGH YIELD FUND


On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006,


ALLIANCEBERNSTEIN HIGH YIELD FUND o 35


th Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 11, 2006, the Court dismissed the Writ and later granted defendants a 30-day stay to file an appeal. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's


36 o ALLIANCEBERNSTEIN HIGH YIELD FUND


claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 37


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                           Class A
                                  -----------------------------------------------------------------------------------------
                                   Six Months
                                        Ended           Year Ended            September
                                    March 31,          September 30,         1, 2003 to          Year Ended August 31,
                                         2006       -------------------       September     -------------------------------
                                  (unaudited)         2005         2004     30, 2003(a)      2003         2002(b)      2001
                                  -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                 $5.92          $6.02        $5.98        $5.90        $5.33        $6.49        $8.10
Income from
  Investment
  Operations
Net investment
  income(c)                             .22(d)         .45(d)       .43(d)       .04          .48          .60          .76
Net realized and
  unrealized gain (loss)
  on investment
  transactions                         (.09)          (.10)         .11          .08          .61        (1.16)       (1.50)
Net increase (decrease)
  in net asset value
  from operations                       .13            .35          .54          .12         1.09         (.56)        (.74)
Less: Dividends and
  Distributions
Dividends from net
  investment income                    (.22)          (.43)        (.50)        (.04)        (.49)        (.58)        (.72)
Tax return of capital                    -0-          (.02)          -0-          -0-        (.03)        (.02)        (.15)
Total dividends and
  distributions                        (.22)          (.45)        (.50)        (.04)        (.52)        (.60)        (.87)
Net asset value,
  end of period                       $5.83          $5.92        $6.02        $5.98        $5.90        $5.33        $6.49
Total Return
Total investment return
  based on net asset
  value(e)                             2.24%          5.84%        9.23%        2.03%       21.38%       (9.14)%      (9.39)%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)                   $81,780        $92,770     $117,602      $90,466     $134,674      $72,455      $78,053
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements                     1.37%(f)(g)    1.16%        1.15%        1.63%(g)     1.38%        1.43%        1.34%
  Expenses,
    before waivers/
    reimbursements                     1.37%(f)(g)    1.16%        1.32%        1.63%(g)     1.38%        1.43%        1.34%
  Net investment
    income                             7.64%(d)(f)(g) 7.31%(d)    7.09%(d)     7.60%(g)     8.33%       10.06%       10.62%
Portfolio turnover rate                  26%            68%          83%          10%         123%          57%          98%


See footnote summary on page 45.


38 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                           Class B
                                  -----------------------------------------------------------------------------------------
                                   Six Months
                                        Ended           Year Ended            September
                                    March 31,          September 30,         1, 2003 to          Year Ended August 31,
                                         2006       -------------------       September     -------------------------------
                                  (unaudited)         2005         2004     30, 2003(a)      2003         2002(b)      2001
                                  -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                 $5.92          $6.02        $5.99        $5.90        $5.33        $6.50        $8.10
Income from
  Investment
  Operations
Net investment
  income(c)                             .20(d)         .40(d)       .50(d)       .03          .43          .56          .70
Net realized and
  unrealized gain (loss)
  on investment
  transactions                         (.10)          (.10)        (.01)         .10          .62        (1.17)       (1.48)
Net increase (decrease)
  in net asset value
  from operations                       .10            .30          .49          .13         1.05         (.61)        (.78)
Less: Dividends and
  Distributions
Dividends from net
  investment income                    (.20)          (.39)        (.46)        (.04)        (.45)        (.54)        (.68)
Tax return of capital                    -0-          (.01)          -0-          -0-        (.03)        (.02)        (.14)
Total dividends and
  distributions                        (.20)          (.40)        (.46)        (.04)        (.48)        (.56)        (.82)
Net asset value,
  end of period                       $5.82          $5.92        $6.02        $5.99        $5.90        $5.33        $6.50
Total Return
Total investment return
  based on net asset
  value(e)                             1.70%          5.11%        8.38%        2.15%       20.55%       (9.94)%      (9.94)%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)                  $116,022       $146,729     $217,320     $279,666     $277,190     $256,533     $356,062
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements                     2.09%(f)(g)    1.87%        1.88%        2.40%(g)     2.11%        2.15%        2.06%
  Expenses,
    before waivers/
    reimbursements                     2.09%(f)(g)    1.87%        2.05%        2.42%(g)     2.11%        2.15%        2.06%
  Net investment
    income                             6.94%(d)(f)(g) 6.63%(d)     8.18%(d)     7.11%(g)     7.79%        9.34%        9.97%
Portfolio turnover rate                  26%            68%          83%          10%         123%          57%          98%


See footnote summary on page 45.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 39


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                           Class C
                                  -----------------------------------------------------------------------------------------
                                   Six Months
                                        Ended           Year Ended            September
                                    March 31,          September 30,         1, 2003 to          Year Ended August 31,
                                         2006       -------------------       September     -------------------------------
                                  (unaudited)         2005         2004     30, 2003(a)      2003         2002(b)      2001
                                  -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                 $5.92          $6.03        $5.99        $5.90        $5.33        $6.50        $8.10
Income from
  Investment
  Operations
Net investment
  income(c)                             .20(d)         .40(d)       .45(d)       .03          .43          .56          .70
Net realized and
  unrealized gain (loss)
  on investment
  transactions                         (.09)          (.11)         .05          .10          .62        (1.17)       (1.48)
Net increase (decrease)
  in net asset value
  from operations                       .11            .29          .50          .13         1.05         (.61)        (.78)
Less: Dividends and
  Distributions
Dividends from net
  investment income                    (.20)          (.39)        (.46)        (.04)        (.45)        (.54)        (.68)
Tax return of capital                    -0-          (.01)          -0-          -0-        (.03)        (.02)        (.14)
Total dividends and
  distributions                        (.20)          (.40)        (.46)        (.04)        (.48)        (.56)        (.82)
Net asset value,
  end of period                       $5.83          $5.92        $6.03        $5.99        $5.90        $5.33        $6.50
Total Return
Total investment return
  based on net asset
  value(e)                             1.88%          4.94%        8.56%        2.15%       20.54%       (9.94)%      (9.94)%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)                   $40,174        $46,526      $66,336      $68,068      $66,427      $48,448      $67,360
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements                     2.08%(f)(g)    1.86%        1.87%        2.40%(g)     2.10%        2.14%        2.04%
  Expenses,
    before waivers/
    reimbursements                     2.08%(f)(g)    1.86%        2.04%        2.41%(g)     2.10%        2.14%        2.04%
  Net investment
    income                             6.93%(d)(f)(g) 6.62%(d)     7.40%(d)     7.11%(g)     7.72%        9.35%        9.97%
Portfolio turnover rate                  26%            68%          83%          10%         123%          57%          98%


See footnote summary on page 45.


40 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                     Advisor Class
                                  -----------------------------------------------------------------------------------------
                                   Six Months
                                        Ended           Year Ended            September
                                    March 31,          September 30,         1, 2003 to          Year Ended August 31,
                                         2006       -------------------       September     -------------------------------
                                  (unaudited)         2005         2004     30, 2003(a)      2003         2002(b)      2001
                                  -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                 $5.93          $6.03        $5.99        $5.91        $5.34        $6.50        $8.10
Income from
  Investment
  Operations
Net investment
  income(c)                             .23(d)         .48(d)       .44(d)       .04          .49          .62          .70
Net realized and
  unrealized gain (loss)
  on investment
  transactions                         (.09)          (.12)         .11          .08          .61        (1.16)       (1.40)
Net increase (decrease)
  in net asset value from
  operations                            .14            .36          .55          .12         1.10         (.54)        (.70)
Less: Dividends and
  Distributions
Dividends from net
  investment income                    (.23)          (.44)        (.51)        (.04)        (.50)        (.61)        (.74)
Tax return of capital                    -0-          (.02)          -0-          -0-        (.03)        (.01)        (.16)
Total dividends and
  distributions                        (.23)          (.46)        (.51)        (.04)        (.53)        (.62)        (.90)
Net asset value,
  end of period                       $5.84          $5.93        $6.03        $5.99        $5.91        $5.34        $6.50
Total Return
Total investment return
  based on net asset
  value(e)                             2.38%          6.14%        9.51%        2.05%       21.73%       (8.82)%      (8.96)%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)                    $6,533         $6,924     $179,418     $148,041     $145,549      $95,895      $27,762
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements                     1.05%(f)(g)     .80%         .85%        1.40%(g)     1.09%        1.16%        1.04%
  Expenses,
    before waivers/
    reimbursements                     1.05%(f)(g)     .80%        1.02%        1.40%(g)     1.09%        1.16%        1.04%
  Net investment
    income                             7.91%(d)(f)(g) 7.73%(d)     7.26%(d)     8.12%(g)     8.72%       10.43%       10.92%
Portfolio turnover rate                  26%            68%          83%          10%         123%          57%          98%


See footnote summary on page 45.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 41


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Class R
                                                   ----------------------------
                                                    Six Months
                                                         Ended         March 1,
                                                      March 31,     2005(h) to
                                                          2006       September
                                                   (unaudited)        30, 2005
                                                   ----------------------------
Net asset value, beginning of period                     $5.92           $6.20
Income from Investment Operations
Net investment income(c)(d)                                .22             .25
Net realized and unrealized loss on investment
  transactions                                            (.11)           (.28)
Net increase (decrease) in net asset value from
  operations                                               .11            (.03)
Less: Dividends and Distributions
Dividends from net investment income                      (.21)           (.24)
Tax return of capital                                       -0-           (.01)
Total dividends and distributions                         (.21)           (.25)
Net asset value, end of period                           $5.82           $5.92
Total Return
Total investment return based on net asset value(e)       1.99%           (.44)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                   $9             $10
Ratio to average net assets of:
  Expenses                                                1.54%(f)        1.45%
  Net investment income(d)(g)                             7.47%(f)        7.17%
Portfolio turnover rate                                     26%             68%


See footnote summary on page 45.


42 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                              Class K
                                                   ----------------------------
                                                    Six Months
                                                         Ended         March 1,
                                                      March 31,     2005(h) to
                                                          2006       September
                                                   (unaudited)        30, 2005
                                                   ----------------------------
Net asset value, beginning of period                     $5.92           $6.20
Income from Investment Operations
Net investment income(c)(d)                                .23             .26
Net realized and unrealized loss on investment
  transactions                                            (.11)           (.28)
Net increase (decrease) in net asset value from
  operations                                               .12            (.02)
Less: Dividends and Distributions
Dividends from net investment income                      (.22)           (.25)
Tax return of capital                                       -0-           (.01)
Total dividends and distributions                         (.22)           (.26)
Net asset value, end of period                           $5.82           $5.92
Total Return
Total investment return based on net asset value(e)       2.14%           (.28)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                  $10             $10
Ratio to average net assets of:
  Expenses                                                1.25%(f)        1.16%
  Net investment income(d)(g)                             7.78%(f)        7.47%
Portfolio turnover rate                                     26%             68%


See footnote summary on page 45.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 43


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Class I
                                                   ----------------------------
                                                    Six Months
                                                         Ended         March 1,
                                                      March 31,     2005(h) to
                                                          2006       September
                                                   (unaudited)        30, 2005
                                                   ----------------------------
Net asset value, beginning of period                     $5.92           $6.20
Income from Investment Operations
Net investment income(c)(d)                                .24             .27
Net realized and unrealized loss on investment
  transactions                                            (.11)           (.28)
Net increase (decrease) in net asset value from
  operations                                               .13            (.01)
Less: Dividends and Distributions
Dividends from net investment income                      (.23)           (.26)
Tax return of capital                                       -0-           (.01)
Total dividends and distributions                         (.23)           (.27)
Net asset value, end of period                           $5.82           $5.92
Total Return
Total investment return based on net asset value(e)       2.30%           (.11)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                   $9             $10
Ratio to average net assets of:
  Expenses                                                 .92%(f)         .88%
  Net investment income(d)(g)                             8.10%(f)        7.75%
Portfolio turnover rate                                     26%             68%


See footnote summary on page 45.


44 o ALLIANCEBERNSTEIN HIGH YIELD FUND


(a)  The Fund changed its fiscal year end from August 31 to September 30.

(b) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended August 31, 2002, the effect of this change to Class A, B, C and Advisor Class was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets decreased from 10.19% to 10.06% for Class A, from 9.47% to 9.34% for Class B, from 9.47% to 9.35% for Class C and from 10.56% to 10.43% for Advisor Class. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d)  Net of waivers/reimbursement by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f) The ratio includes expenses attributable to estimated cost of proxy solicitation.

(g)  Annualized.

(h)  Commencement of distribution.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 45


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein High Yield Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005 and December 19, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, the required number of outstanding shares voted in favor of the third item of business, the amendment, elimination or reclassification as non-fundamental of certain investment restrictions, and the fourth item of business, the reclassification of the Fund's investment objective as non-fundamental with changes to the Fund's investment objectives, and the proposals were approved. At the December 19, 2005 Meeting, with respect to the second item of business, the amendment and restatement of the Fund's charter, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                                                      Withheld
                                                     Voted For       Authority
                                                 -----------------------------
Ruth Block                                          33,659,125         913,400
David H. Dievler                                    33,655,005         917,520
John H. Dobkin                                      33,677,977         894,548
Michael J. Downey                                   33,669,876         902,649
William H. Foulk, Jr.                               33,656,051         916,474
D. James Guzy                                       33,579,208         993,317
Marc O. Mayer                                       33,666,668         905,857
Marshall C. Turner, Jr.                             33,682,433         890,092

                                                                                          Voted              Broker
                                              Voted For             Against           Abstained           Non-Votes
                                            ------------------------------------------------------------------------
2.   The amendment and
     restatement of the Charter.             27,780,310           1,004,745           2,599,608                   0

3. The amendment, elimination, or reclassification as non-fundamental, of the fundamental investment restrictions regarding:

                                                                      Voted                                  Broker
                                              Voted For             Against           Abstained           Non-Votes
                                            ------------------------------------------------------------------------
3.A. Diversification                         28,273,910           1,371,494             420,699           6,012,740

3.B. Issuing Senior Securities
     and Borrowing Money                     28,142,147           1,521,006             402,949           6,012,740

3.C. Underwriting Securities                 28,204,705           1,464,989             396,409           6,012,740

3.D. Concentration of
     Investments                             28,214,177           1,433,716             418,209           6,012,740


46 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                                                      Voted                                  Broker
                                              Voted For             Against           Abstained           Non-Votes
                                            ------------------------------------------------------------------------
3.E. Real Estate and
     Companies
     That Deal In Real Estate                28,262,350           1,337,663             466,090           6,012,740

3.F. Commodity Contracts
     and Futures Contracts                   28,103,482           1,509,669             452,951           6,012,740

3.G. Loans                                   28,153,205           1,468,060             444,837           6,012,740

3.L. Purchase of Securities
     on Margin                               28,157,164           1,499,060             409,879           6,012,740

3.M. Short Sales                             28,201,859           1,484,243             380,000           6,012,740

4.B. The reclassification of the             26,201,269           1,175,620           2,689,214           6,012,740
     Fund's fundamental
     investment objective as
     non-fundamental with
     changes to the Fund's
     investment objectives.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 47


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Andrew Aran, Vice President
Gershon Distenfeld, Vice President
Mark A. Hamilton, Vice President
Joel J. McKoan, Vice President
Douglas Peebles, Vice President
Lawrence J. Shaw, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter
AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public
Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the U.S. High Yield Investment Team, comprised of senior U.S. High Yield Team members.


48 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

    1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

    2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

    3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;


ALLIANCEBERNSTEIN HIGH YIELD FUND o 49


    4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

    5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

    6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

    7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

    8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

    9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

   10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

   11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

   12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

   13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

   14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.


50 o ALLIANCEBERNSTEIN HIGH YIELD FUND


In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the


ALLIANCEBERNSTEIN HIGH YIELD FUND o 51


Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with an updated expense allocation methodology. The directors noted that the updated expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund.


52 o ALLIANCEBERNSTEIN HIGH YIELD FUND


The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan and retains a portion of the 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 15 to 14 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 89 to 70 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-, 3-and 5-year periods, and compared to the Credit Suisse First Boston High Yield Index (the "Index") for periods ended September 30, 2005 over the year to date ("YTD"), 1-, 3- and 5-year and since inception periods (April 1997 inception). The directors noted that in the Performance Group comparison the Fund was in the 3rd quintile in the 1-year period and 4th quintile in the 3- and 5-year periods, and in the Performance Universe comparison the Fund was in the 3rd quintile in the 1-year period, 4th quintile in the 3-year period and 5th quintile in the 5-year period. The comparative information showed that the Fund underperformed the Index in all periods reviewed. Based on their review and their discussion of the reasons for the Fund's performance over time with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise the Fund and concluded that the Fund's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Fund's performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 53


The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Fund. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Fund had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/ objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.


54 o ALLIANCEBERNSTEIN HIGH YIELD FUND


The directors noted that the Fund's at approximate current size contractual effective fee rate of 50 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 2 basis points. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment objective and strategies as the Fund for the same fee rate as the Fund. The directors further noted that the Fund's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently significantly less than the cap), was slightly higher than the Expense Group median and somewhat higher than the Expense Universe median. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 55


ALLIANCEBERNSTEIN FAMILY OF FUNDS

------------------------------------------
Wealth Strategies Funds
------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

------------------------------------------
Blended Style Funds
------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

------------------------------------------
Growth Funds
------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

------------------------------------------
Value Funds
------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

------------------------------------------
Taxable Bond Funds
------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

------------------------------------------
Municipal Bond Funds
------------------------------------------
National                Michigan
Insured National        Minnesota
Arizona                 New Jersey
California              New York
Insured California      Ohio
Florida                 Pennsylvania
Massachusetts           Virginia

------------------------------------------
Intermediate Municipal Bond Funds
------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

------------------------------------------
Closed-End Funds
------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

------------------------------------------
Retirement Strategies Funds
------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


56 o ALLIANCEBERNSTEIN HIGH YIELD FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein High Yield Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.   Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 57


FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This fee schedule was implemented in connection with the Adviser's settlement with the New York State Attorney General.(2)

                                                   Advisory Fee Based on % of
Fund                                                Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein High Yield Fund, Inc.           First $2.5 billion      0.50%
                                                   Next $2.5 billion      0.45%
                                                  Excess of $5 billion    0.40%

The Fund's net assets as of September 30, 2005 were $293.4 million. The effective advisory fee of the Fund at this asset level is 0.50%.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                                    As a %
                                                                  of average
Fund                                                Amount     daily net assets
-------------------------------------------------------------------------------
AllianceBernstein High Yield Fund, Inc.            $91,000           0.02%

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratio to the amounts set forth below for the Fund's current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. However, it should be noted that the Fund was operating below its expense cap as of September 30, 2005; accordingly, that undertaking was of no effect. The Fund's gross expense ratio is also set forth below.

                                     Expense Cap
                                 Pursuant to Expense     Gross
                                      Limitation        Expense       Fiscal
Fund                                 Undertaking        Ratio(3)     Year End
-------------------------------------------------------------------------------
AllianceBernstein High Yield       Class A     1.70%     1.16%     September 30
Fund, Inc.                         Class B     2.40%     1.87%
                                   Class C     2.40%     1.86%
                                   Class R     1.90%     1.44%
                                   Class K     1.65%     1.16%
                                   Class I     1.40%     0.88%
                                   Adv. Class  1.40%     0.80%

(2) The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Funds with almost all funds in each category having the same advisory fee schedule.

(3) The Fund's expense ratio is calculated from the beginning of the Fund's current fiscal year through September 30, 2005.


58 o ALLIANCEBERNSTEIN HIGH YIELD FUND


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund had the Alliance institutional fee schedule been applicable to the Fund.

                            Net                                 Effective
                          Assets                                 Alliance
                         09/30/05    Alliance Institutional   Institutional
Fund                      ($MIL)         Fee Schedule         Advisory Fee
-------------------------------------------------------------------------------
AllianceBernstein High    $293.4      High Yield Schedule         0.384%
Yield Fund, Inc.                       65 bp on 1st $20 m
                                      50 bp on next $20 m
                                      40 bp on next $20 m
                                     35 bp on the balance
                                   Minimum account size $20 m


ALLIANCEBERNSTEIN HIGH YIELD FUND o 59


The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio with a substantially similar investment style as the Fund. Since the AllianceBernstein Variable Products Series Fund, Inc. was also affected by the Adviser's settlement with the New York State Attorney General, its portfolio with a similar investment style has the same fee schedule as the Fund:

Fund                           AVPS Portfolio               Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein High      High Yield Portfolio     0.50% on first $2.5 billion
Yield Fund, Inc.                                     0.45% on next $2.5 billion
                                                     0.40% on the balance

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to the offshore mutual funds with a similar investment style as the Fund:

Asset Class                                                              Fee(4)
-------------------------------------------------------------------------------
Global High Yield                                                         1.25%
U.S. High Yield                                                           0.85%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

Fund                                     ACITM Mutual Fund5               Fee
-------------------------------------------------------------------------------
AllianceBernstein High Yield             Alliance High Yield Open        1.00%
Fund, Inc.                               Fund (Kokusai)

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the

(4) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.

(5)  The name in parenthesis is the distributor of the fund.


60 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Fund's ranking with respect to the proposed management fees relative to the Lipper group median at the approximate current asset level of the Fund.(6)

                                                 Effective    Lipper
                                                Management    Group
Fund                                              Fee(7)      Median       Rank
-------------------------------------------------------------------------------
AllianceBernstein High Yield Fund, Inc.           0.500        0.600       2/15

Lipper also analyzed the total expense ratio of the Fund in comparison to the Fund's Lipper Expense Group(8) and Lipper Expense Universe(9). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                           Lipper    Lipper    Lipper    Lipper
                                 Expense  Universe  Universe   Group     Group
Fund                            Ratio(10)  Median     Rank     Median     Rank
-------------------------------------------------------------------------------
AllianceBernstein High Yield
Fund, Inc.                        1.150     1.084    54/83      1.103     9/15

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis. This highlights an issue which the Directors are already addressing, which is to lower non-management expenses.


(6) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

(7) It should be noted that the "effective management fee" rate for the Fund does not reflect the payments by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Fund is discussed in Section I. In addition, the "effective management fee" does not reflect fee waivers or expense reimbursements that effectively reduce the contractual management fee rates.

(8) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(10) Most recent fiscal year end Class A share total expense ratio.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 61


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC"). Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser have disclosed in the Fund's prospectus that they may make payments11 from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of the Fund for such purposes.

(11) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


62 o ALLIANCEBERNSTEIN HIGH YIELD FUND


After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charge from sales of the Fund's shares in the Fund's most recent fiscal year.

Fund                                                           Amount Received
-------------------------------------------------------------------------------
AllianceBernstein High Yield Fund, Inc.                            $16,186

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                   12b-1 Fee
Fund                                                Received      CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein High Yield Fund, Inc.             $3,527,682        $664,896

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                               AGIS Fee(12)
-------------------------------------------------------------------------------
AllianceBernstein High Yield Fund, Inc.                             $722,818

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

(12) The fee disclosed is net of any waivers or any other expense offset arrangement. During the period, the Fund's expenses were reduced by an amount equal to or less than $151 under an expense offset arrangement with AGIS.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 63


An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3 and 5 year performance ranking of the Fund(13) relative to its Lipper group and universe for the periods ended September 30, 2005:

AllianceBernstein High Yield
Fund, Inc.                                               Group        Universe
-------------------------------------------------------------------------------
1 year                                                    7/15           48/89
3 year                                                   11/14           54/77
5 year                                                   10/14           62/70

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)(14) versus its benchmark(15).

                                             Periods Ending September 30, 2005
                                                Annualized Performance (%)
-------------------------------------------------------------------------------
                                              1         3        5      Since
Funds                                       Year      Year     Year   Inception
-------------------------------------------------------------------------------
AllianceBernstein High Yield Fund, Inc.     5.85     13.09     3.88     3.68
CSFB High Yield Index                       6.31     15.55     8.57     6.66

(13) The performance rankings are for the Class A shares of the Fund.

(14) The Fund's performance returns are for the Class A shares of the Fund.

(15) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


64 o ALLIANCEBERNSTEIN HIGH YIELD FUND


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


ALLIANCEBERNSTEIN HIGH YIELD FUND o 65


ALLIANCEBERNSTEIN HIGH YIELD FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


HY-0152-0306


ITEM 2.  CODE OF ETHICS.


Not applicable when filing a semi-annual report to shareholders.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.


Not applicable when filing a semi-annual report to shareholders.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.


Not applicable when filing a semi-annual report to shareholders.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.


Not applicable to the registrant.


ITEM 6.  SCHEDULE OF INVESTMENTS.


Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


Not applicable to the registrant.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


Not applicable to the registrant.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.


(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.


(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.


The following exhibits are attached to this Form N-CSR:


EXHIBIT NO.  DESCRIPTION OF EXHIBIT
-----------  ----------------------

12 (b) (1)   Certification of Principal Executive Officer Pursuant to Section
             302 of the Sarbanes-Oxley Act of 2002


12 (b) (2)   Certification of Principal Financial Officer Pursuant to Section
             302 of the Sarbanes-Oxley Act of 2002


12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
             Sarbanes-Oxley Act of 2002


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant):  AllianceBernstein High Yield Fund, Inc.


By: /s/ Marc O. Mayer
    -----------------
    Marc O. Mayer
    President

Date: May 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Marc O. Mayer
    -----------------
    Marc O. Mayer
    President

Date: May 29, 2006

By: /s/ Mark D. Gersten
    -------------------
    Mark D. Gersten
    Treasurer and Chief Financial Officer

Date: May 29, 2006